UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2005

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

Exhibit 99.2

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2005 Salem Communications Corporation issued a press release announcing its participation at the Bear Stearns Media Conference on February 28, 2005. Additionally, the company confirmed its same station revenue growth guidance for the fiscal quarter ended December 31, 2004.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 25, 2005 Salem Communications Corporation issued a press release announcing its participation at the Bear Stearns Media Conference on February 28, 2005. Additionally, the company confirmed its same station revenue growth guidance for the fiscal quarter ended December 31, 2004.

Additionally, on February 25, 2005 Salem Communications Corporation issued a press release announcing 5% growth in 2005 same station national block programming renewals.

(c)	Exhibits. The following exhibit is furnished with this report on Form 8-K:
Exhibit No.	Description

99.1

Press release, dated February 25, 2005, of Salem Communications Corporation announcing its participation at the Bear Stearns Media Conference on February 28, 2005 and confirming its same station revenue growth guidance for the fiscal quarter ended December 31, 2004.

99.2	Press release, dated February 25, 2005, of Salem Communications Corporation announcing 5% growth in 2005 same station national block programming renewals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: February 25, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release, dated February 25, 2005, of Salem Communications Corporation announcing its participation at the Bear Stearns Media Conference on February 28, 2005 and confirming its same station revenue growth guidance for the fiscal quarter ended December 31, 2004.

99.2	Press release, dated February 25, 2005, of Salem Communications Corporation announcing 5% growth in 2005 same station national block programming renewals.

Exhibit 99.1

Salem Communications to Present at Bear Stearns Media Conference in Palm Beach, Florida; Company Updates Fourth Quarter Net Broadcasting Revenue Guidance

CAMARILLO, Calif., Feb 25, 2005 -- Salem Communications Corporation (Nasdaq: SALM), the leading radio broadcaster focused on Christian and family themes programming, today announced that it will present at the Bear Stearns' 18th Annual Media Conference to be held at the Breakers Hotel, February 27 - March 2, 2005 in Palm Beach, Florida.

David A.R. Evans, Salem Communications’ executive vice president and chief financial officer will present on Monday, February 28, 2005, from 3:45 p.m. – 4:30 p.m. Eastern Time.

In addition, the company announced updated revenue guidance for the fourth quarter of 2004. Salem is projecting net broadcasting revenue growth of approximately 8% and same station net broadcasting revenue growth of approximately 9% for the fourth quarter of 2004 compared to the same period in 2003.

The presentation will be audio webcast live, with accompanying slides, and will then be available for replay for 30 days. Both the live webcast and the replay will be accessible through the investor relations portion the company's website at www.salem.cc.

Salem Communications Corporation (Nasdaq:SALM), headquartered in Camarillo, Calif., is the leading U.S. radio broadcaster focused on Christian and family themes programming. Upon the close of all announced transactions, the company will own 104 radio stations, including 67 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network, which syndicates talk, news and music programming to over 1,900 affiliated radio stations; Salem Radio Representatives, a national sales force; Salem Web Network, a leading Internet provider of Christian content and online streaming; and Salem Publishing, a leading publisher of Christian themed magazines. Information may be accessed at the company's website www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including, but not limited to, the ability of Salem to close and integrate announced transactions, market acceptance of recently launched music formats, competition in the radio broadcast, Internet and publishing industries and from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Exhibit 99.2

Salem Communications Announces 5% Growth In 2005 Same Station National Block Programming Renewals

CAMARILLO, Calif., Feb. 25 -- Salem Communications Corporation (Nasdaq: SALM), the leading radio broadcaster focused on Christian and family themes programming, today announced the results of its 2005 national block programming rate negotiations, which are carried out annually at the start of each year. For 2005, Salem expects same station national block programming revenues to increase approximately 5% over 2004. In addition, consistent with historic patterns, in excess of 90% of Salem's national block programming business was successfully renewed.

Edward G. Atsinger, III, Salem's Chief Executive Officer, commented, “The combination of our national platform of Christian Teaching and Talk stations and our focused programming strategy provide our block programming partners with national reach and a desirable audience. We believe our ability to renew over 90% of our contracts underscores the value we provide our block programming partners. Overall, our block programming business represents a reliable stream of revenues and cash flow, which grow steadily and consistently.”

Salem Communications Corporation, headquartered in Camarillo, California, is the leading U.S. radio broadcaster focused on Christian and family themes programming. Upon the close of all announced transactions, the company will own 104 radio stations, including 67 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network(R), which syndicates talk, news and music programming to over 1,900 affiliated radio stations; Salem Radio Representatives(TM), a national sales force; Salem Web Network(TM), the leading Internet provider of Christian content and online streaming; and Salem Publishing(TM), a leading publisher of Christian themed magazines. For more information, visit Salem Communications' web site at www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including, but not limited to, the ability of Salem to close and integrate announced transactions; market acceptance of recently launched music formats; competition in the radio broadcast, Internet and publishing industries and from new technologies; adverse economic conditions; and other risks and uncertainties detailed from time to time in Salem's periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.